CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund
Cullen International High Dividend Fund
(together, the “Funds”)

Supplement dated October 2, 2024
to each Fund’s Prospectus, Summary Prospectus and SAI dated October 27, 2023

Based on a recommendation of Cullen Capital Management LLC, the Board of Trustees of Cullen Funds Trust has approved closing the Class R1 and Class R2 shares of the Funds but also prior thereto, converting then existing Class R1 and Class R2 shares into Retail Class shares.  The Retail Class shares have lower expenses than the Class R1 or Class R2 shares.

Effective as of the date of this Supplement, Class R1 and Class R2 shares will no longer be available for purchase. After the close of business on or about October 18, 2024 (the “Effective Date”), the Funds will convert Class R1 and Class R2 shares into Retail Class shares. Prior to the conversion, shareholders of Class R1 and Class R2 shares may redeem their investments as described in the Funds’ Prospectus. For shareholders planning on redeeming Class R1 or Class R2 shares prior to their conversion to Retail Class shares, please note that a redemption fee will not be charged. Depending on the tax-status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k)-plan account, a redemption described in this paragraph may be a taxable event resulting in taxable income to the shareholder. Please consult your own tax advisor on this issue. All existing Class R1 and Class R2 shareholders as of the Effective Date will be grandfathered and will not be subject to the minimum investment for Retail Class shares.

If shares are not redeemed prior to the conversion, each shareholder owning Class R1 or Class R2 shares of the Funds will own Retail Class shares of the Funds equal to the relative aggregate net asset value of the shareholder’s Class R1 or Class R2 (as relevant) shares held immediately prior to the conversion.  The conversion will not be considered a taxable event for federal income tax purposes.

Thank you for your investment. If you have any questions, please call the Funds toll-free at 1-877-485-8586.

*      *      *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.